Sandler O’Neill + Partners Marina del Rey March 8, 2011 Ticker: STSA Spokane, Washington www.sterlingfinancialcorporation-spokane.com Exhibit 99.1

Safe Harbor
(1) The Reform Act defines the term "forward-looking statements" to include: statements of management plans and objectives, statements regarding the future economic performance, and projections of revenues and other financial data, among others. The Reform Act precludes liability for oral or written forward-looking statements if the statement is identified as such and accompanied by "meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those made in the forward-looking statements."
In the course of our presentation, we may discuss matters that are deemed to be forward-
looking statements, which are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995 (the “Reform
Act”)
(1)
. Forward-looking statements involve substantial risks and uncertainties, many of which are difficult to predict and are generally beyond our control. Actual results may differ materially and adversely from projected results. We assume no obligation to update any forward-looking statements (including any projections) to reflect any changes or events occurring after the date hereof. Additional information about risks of achieving results suggested by any forward-looking statements may be found in Sterling’s 10-K, 10-Q and other SEC filings, including under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”
This presentation contains certain non-GAAP financial measures. Reconciliations to the comparable GAAP measures are set forth on page 21.

Based in Spokane, Wash.,
Sterling is one of the largest
commercial banks
headquartered in the Pacific
Northwest
(1)
$6.9 billion of deposits with an
average cost of 1.13%
More than 25,000 commercial
accounts and nearly 200,000
retail deposit accounts
J.D. Power and Associates
award winner for customer
service
(2)
178 branches in 5 states
Source: SNL Financial, Company filings
Note: Financial data as of Dec. 31, 2010.
(1) Pacific Northwest defined as Idaho, Oregon, and Washington.
(2) J.D. Power and Associates 2010 Retail Banking Satisfaction Study.
(3) Deposit market share data as of 6/30/2010.
MONTANA
IDAHO
OREGON
WASHINGTON
San Jose
San
Francisco
Sacramento
Santa
Rosa
Eugene
Salem
Portland
Seattle
Spokane
Great Falls
Helena
Billings
Boise
Major cities
Sterling branches
Key Statistics as of 12/31/2010
(billions)
Total assets: $9.5
Total deposits $6.9
Net Loans $5.4
Deposit Market Share
(3)
State Branches Rank Market Share
Washington 72 7 3.20%
Oregon 67 7 3.58%
California 13 46 0.14%
Idaho 18 11 2.57%
Montana 8 14 1.21%
Franchise at a Glance

STSA: Promises Delivered
Successful $730 million recapitalization (August 2010)
Anchors Warburg Pincus and Thomas H. Lee Partners, plus additional
PIPE investors
U.S. Treasury preferred stock ($303 million) converted to common
C&D lifted in September; replaced with MOU
Fortified management and board leadership driving future success
Les Biller, chairman; anchor investors hold board seats
11-member board with new directors adding banking/financial experience
New CCO, Dave DePillo; New CFO, Pat Rusnak
Execution of strategic plan well under way
Cost-effective funding/low-cost deposit initiatives
Improvements in asset quality; reductions in NPLs
Relationship-based, commercial bank focus
Cost control and synergies, including Golf merger into Sterling
Positioned for profitable growth

Performance Highlights
Quality deposit metrics continue to drive down cost of funds
Deposit costs decreased 14bps in Q4 and 63bps during 2010
Improving mix: reduced brokered deposits and improved funding costs
Improvement in asset quality
Experienced a reduced Q4 2010 provision for credit losses of $30 million, compared to $61 million in Q3 2010 and $340 million in Q4 2009
NPAs at year end were down 19% in linked quarter and 27% from prior year end
Construction loan exposure reduced by $990 million, or 65%, during 2010
Core franchise strength focused on future profitability
Reported Q4 2010 net loss
(1)
of $38 million, $10 million lower than
Q3 2010
Adjusted pre-tax, pre-provision Q4 2010 earnings of $43 million
(1) Excludes a one-time, non-cash charge for the conversion of preferred stock to common stock. The Q4 2010 net loss attributable to common shareholders was $642.7 million, or $12.79 per common diluted share.

2010 Financial / Operating Highlights

(1) Net of cumulative confirmed losses on loans and OREO of $516.3 million for Dec. 31, 2010, $588.4 million for Sept. 30, 2010, $592.8 million for June 30, 2010, and $626.3 million for March 31, 2010.
(2) Core deposits defined as total deposits less brokered CDs.
(3) Adjusted for provision for credit losses, interest reversal on non-performing loans, OREO-related expenses and charge on prepayment of debt.
(4) Adjusted FTE NIM includes interest reversal on non-performing loans.
(in millions)
3/31/2010 6/30/2010 9/30/2010 12/31/2010
Asset Quality
NPAs
(1)
$1,075 $1,033 $979 $838
Classified loans $1,512 $1,251 $1,165 $938
NPAs / assets 10.2% 10.6% 9.8% 8.8%
ALLLs / NPLs 30.7                   30.0                      30.7 37.7
ALLL /  loans 4.2 4.1 4.2 4.4
Net charge-offs (NCOs) $137 $102 $77 $31
NCOs / avg. loans 6.9% 5.5% 4.5% 2.0%
Balance Sheet
Total assets $10,555 $9,738 $10,030 $9,493
Net loans $6,745 $6,141 $5,666 $5,379
Total construction loans $1,283 $959 $720 $526
Securities $1,986 $1,956 $2,723 $2,838
Core deposits
(2)
$6,902 $6,780 $6,592 $6,662
Net loans/total deposits 88% 85% 82% 78%
Capital $245 $193 $845 $771
TCE/TA nm nm 8.3% 8.0%
Tier 1 leverage 2.6% 2.0% 10.5% 10.1%
Operating Highlights
Operating (loss) before taxes ($84.3) ($53.8) ($48.0) ($38.1)
Provision for credit losses $88.6 $70.8 $60.9 $30.0
Adj. pre-tax, pre-provision income
(3)
$38.9 $54.9 $40.6 $42.7
FTE net interest margin 2.86% 2.88% 2.77% 2.80%
Adj. FTE net interest margin
(4)
3.74% 3.68% 3.47% 3.43%
For the quarter ended

Formula for Success

Cost-
effective
Funding
Improved
Asset
Quality
High
Quality,
Relationship
Based Asset
Generation
Expense
Control
Profitable
Growth
Focus on Customers
Delivering value proposition to customers
• Fair pricing
• Competitive products and services
Resolving credit challenges
Increased emphasis on sales and business development
Intelligent market segmentation
Expense control and organizational efficiency
Simplified, “Back to Basics” banking drives growth
Strategic expansion in key markets and lines of business
Managing through emerging regulatory changes

Deposit Composition
Source: SNL Financial, company filings and J.D. Power and Associates 2010 Retail Banking Satisfaction Study.
(1) Peers include: BANR, CATY, CYN, CVBF, GBCI,  PCBC, PACW, SIVB, UMPQ, and WABC. Figures based on median of peers.
Overall improvement in deposit
mix leading to lower cost of
deposits
Decreased brokered deposits by
$831 million since year end
2009, to $249 million
Deposit  composition Deposit balances
Reducing avg. cost of deposits (%)
(1)

Non-interest
bearing transaction
$992 / 14%
Time deposits-
retail,
$3,286 / 48%
Time deposits-
brokered,
$249 / 4%
Savings and money
market demand,
$1,887 / 27%
Interest-bearing
transaction,
$497 / 7%
Balance of $6,911 million as of Dec. 31, 2010
(in millions)
3.66%
3.75%
3.75%
3.68%
3.26%
2.88%
2.82%
2.72%
2.31%
2.08%
1.98%
1.77%
1.43%
1.36%
1.28%
1.14%
2.23%
2.32% 2.33%
2.18%
1.50%
1.10%
1.13%
1.33%
1.18%
1.02%
0.96%
0.85%
0.79%
0.75%
0.69%
0.42%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
5.00%
Q1
07
Q2
07
Q3
07
Q4
07
Q1
08
Q2
08
Q3
08
Q4
08
Q1
09
Q2
09
Q3
09
Q4
09
Q1
10
Q2
10
Q3
10
Q4
10
4Q 2010 Y-o-Y Improvement (63 bps)
STSA Peer
(in millions)
12/31/2009 12/31/2010
Annual
% change
Retail deposits $5,879 $5,866 0%
Brokered deposits 1,080             249 -77%
Public funds 816 796 -2%
Total deposits $7,775 $6,911 -11%
Basis Point
Change
Depost funding costs 1.76% 1.13% -0.63%
Net loans to deposits 94% 78%

Northern California,
$1,014 / 18%
Southern California,
$205 / 4%
Idaho,
$360 / 6%
Arizona,
$240 / 4%
Montana,
$107 / 2%
Washington,
$2,180 / 39%
Oregon,
$1,420 / 25%
Other,
$104 / 2%
Outstanding balance of $5.6 billion as of Dec. 31, 2010
(1)
(in millions)
Loan Portfolio Summary
Reducing Construction  Loan Exposure and Focusing on Relationship-Based Lending
Gross loans decreased by $288 million during Q4 2010 and by $2.1 billion since Q4 2009 – reductions of 5% and 27%, respectively
Source: Company filings.
(1) Net of $319.8 million in FAS 114 writedowns.
Loan mix by geography
Loan mix by category

Residential RE,
$758 / 13%
Multi-family RE,
$517 / 9%
CRE, NOO,
$1,315 / 23%
CRE, OO,
$1,268 / 23%
C&I ,
$502 / 9%
Construction -
Residential,
$157 / 3%
Construction -
Commercial,
$278 / 5%
Construction -
Multi-family,
$91 / 2%
Consumer,
$744 / 13%
Oustanding balance of $5.6 billion as of Dec. 31, 2010
(1)
(in millions)

Commercial,
$167 / 50%
Multi-family,
$62 / 19%
Residential -
vertical
$48 / 14%
Lots,
$23 / 7%
Raw land
$18 / 5%
A&D
$18 / 5%
Outstanding balance of $336 million as of Dec. 31, 2010
(in millions)
Construction  Loan Exposure Decreasing
At 2010 year end, 9% of total loans vs. 32% at
12/31/2010
Construction non-performing loans of $336
million (51% of total NPLs) as of 12/31/2010
Aggressively shrinking construction portfolio
Construction balances have decreased $2.4 billion, or 82%
since 2007
Residential construction concentration reduced to 3% at year end 2010 from 9% at year end 2009
Non-performing construction loans
Total construction loans

$158.3
$533.7
$551.9
$639.6
$618.5
$540.4
$458.6
$335.7
$-
$100.0
$200.0
$300.0
$400.0
$500.0
$600.0
$700.0
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10
Non-performing construction loans
(in millions)
Commercial,
$278 / 53%
Multi-family,
$91 / 17%
Residential -
vertical,
$75 / 14%
Lots,
$39 / 8%
Raw land,
$23 / 4%
A&D,
$20 / 4%
Outstanding balance of $526 million as of Dec. 31, 2010
(in millions)

$-
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10
Classified Assets Non -perfoming Assets Non -performing Loans
Improving Trend in Classified and Non-Performing Assets

$1,121
$1,648

Non-performing Loan (NPL) Flow Analysis

Year-to-date
(in millions) 3/31/2010 6/30/2010 9/30/2010 12/31/2010 12/31/2010
NPLs beginning-of-period $895.9 $958.8 $884.2 $809.0 $895.9
Additions/increases 327.3           263.5           171.6           62.5              824.9
Return to accruing status (28.7)            (45.2)            (16.6)            (11.1)            (101.6)
Charge-offs (136.5)          (101.8)          (77.1)            (31.4)            (346.8)
Transfer to OREO (51.0)            (83.1)            (74.3)            (58.6)            (267.0)
Payments/sales (48.2)            (108.0)          (78.8)            (115.8)          (350.8)
NPLs end of period $958.8 $884.2 $809.0 $654.6 $654.6
% decline since beginning of year 27%
For the quarter ended

Summary
Capitalization
Exceeds regulatory levels required for “well-capitalized” status
Additional capital in place to support opportunistic growth
Strengthened corporate governance and management
Additions of experienced, talented board members
New CCO/CFO to further develop our strong regional franchise
Executing on our strategic plan
Valuable, core-deposit franchise drives earnings power
Continued improvement in asset quality metrics
High-quality, relationship-driven asset generation
Ongoing expense management
Emphasizing increased earnings power
Focused on increasing pre-tax, pre-provision earnings
Expected upon realization of Deferred Tax Asset of $359 million

Sandler O’Neill + Partners
Marina del Rey
March 8, 2011
Ticker: STSA
Spokane, Washington
www.sterlingfinancialcorporation-spokane.com
Investor Contacts
Patrick Rusnak David Brukardt
Chief Financial Officer EVP/Investor and Corporate Relations
(509) 458-3711 (509) 863-5423
patrick.rusnak@sterlingsavings.com david.brukardt@sterlingsavings.com
Daniel G. Byrne Media Contact
EVP/Corporate Development Cara Coon
(509) 458-3711 VP/Communications and Public Affairs Director
dan.byrne@sterlingsavings.com (509) 626-5348
cara.coon@sterlingsavings.com

Appendix 15 * * * * * * * * * *

Capital Compared to Peers

Source: SNL Financial and company filings. Sterling financial data as of Dec. 31, 2010. Peer group data as of most recent quarter available.
(1) Peers include all U.S. bank holding companies with between $7 billion and $25 billion in assets.
12/31/2010 Peer median
(1)
TCE/TA 8.0% 7.3%
Tier 1 leverage: 10.1% 8.9%
Tier 1 risk-based capital 16.2% 13.5%
Total risk-based capital 17.5% 14.9%
NPA/Tier 1 Capital + ALLL 65.4% 17.8%

$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Billions
CMO
10- & 15-yr MBS
20-yr MBS
30-yr MBS
3/31/2010
6/30/2010
9/30/2010
12/31/2010

MBS,  $2,089,
74%
Muni bonds, $199,
7%
Corp,  $21, 1%
Tax credit,  $13,
0%
Other,  $1, 0%
Non-agency,  $48,
2%
Ginnie Mae,
$234, 8%
Freddie Mac,
$58, 2%
Fannie Mae,
$171, 6%
$2.8 billion total portfolio
(in millions)
High Quality, Low Risk Investment Portfolio
Strategy remains to reduce exposure to 30-yr MBS
and replace with 10- and 15-year MBS with good
cash flows to fund loan growth
74% FNMA, FHLMC and GNMA pass-throughs
Rise in average life and duration in Q4 attributable
to higher market interest rates and reduction in
balances of short-term CMOs
Source: Company filings.
(1) Durations and average life measures are base case, under current market rates.
(2) Yields are quarter-ending yields.
Investment Portfolio Weighted Avg. Life and Effective Duration
3.21%
overall
portfolio
yield
(2)
MBS Composition
4.36
4.12
3.46
4.96
3.52
3.41
2.64
3.64
0
1
2
3
4
5
6
3/31/2010 6/30/2010 9/30/2010 12/31/2010
WA Life-Base case Eff Dur - Base case

Yield
(2)
4.58%              4.18%               3.58%       3.12%
$1.60B $1.49B
$2.28B
$2.60B

$120
$100
$80
$60
$40
$20
$-
$91
$90
$72
$32
$24
$24
$19
$17
Multi-family
Office, commercial
Retail, strip centers
Hotels & motels
Industrial warehouse
Other
Retail, stand-alone
A&D commercial

Vertical,
$75 / 48%
Lot
$39 / 25%
Raw land
$23 / 14%
A&D,
$20 / 13%
Outstanding balance of $157 million at Dec. 31, 2010
(in millions)
Source: Company filings.
Loan Portfolio – Construction Summary
Construction (residential, commercial and multi-family) totaled $526 million as of
12/31/2010
Decreased by $194 million during Q4 2010, a 27% decline
Concentration reduced to 9% of gross loan portfolio as of 12/31/2010, down from 20%
as of 12/31/2009
Non-performing construction assets represent 53% of all non-performing assets as of
12/31/2010
Over 90% of commercial construction portfolio re-appraised over the last 12 months
Commercial/multi-family construction mix
by property type
Residential construction mix by
property type

Oustanding balance of $369 million at Dec. 31, 2010
(in millions)

$600
$500
$400
$300
$200
$100
$0
$517
$373
$223
$222
$222
$153
$122
Multi-Family
Office & Commercial
Industrial Warehouse
Retail, Stand-Alone
Other
Hotels & Motels
Retail, Strip Centers

Washington
$580 / 32%
Oregon
$349 / 19%
N. California
$514 / 28%
S. California
$86 / 5%
Idaho
$92 / 5%
Arizona
$122 / 7%
Montana
$29 / 1%
Other
$60  /  3%
Outstanding balance of $1,832 million at Dec. 31, 2010
(in millions)
Loan Portfolio – CRE Non-Owner-Occupied
Includes Multi-family
Non-owner-occupied commercial real estate, including multi-family portfolio totals $1.8 billion as of 12/31/2010
Decreased by $89 million, or 5% during 2010
Concentration is 33% of gross loans as of 12/31/2010, up from 25% at
12/31/2009
8% of non-owner occupied CRE loans were non-performing as of 12/31/2010
Source: Company filings.
CRE NOO loan mix by geography CRE NOO loan mix by property type

Outstanding balance of $1,832 million at Dec. 31, 2010
(in millions)

$400
$350
$300
$250
$200
$150
$100
$50
$0
$349
$249
$234
$81
$76
$76
$68
$49
$35
$34
$17
Industrial Warehouse
Office, Commercial
Retail, Stand-Alone
Hotels & Motels
Specific Use Properties
Other
Office, Medical
Agriculture
Land
Single Family Residence
Care Facilities

Washington,
$424 / 34%
Oregon,
$291 / 23%
N. California,
$339 / 26%
S. California
$30 / 2%
Arizona,
$89 / 7%
Idaho,
$72 / 6%
Montana,
$15 / 1%
Other,
$8 / 1%
Outstanding balance of $1,268 million at Dec. 31, 2010
(in millions)
Loan Portfolio – CRE Owner-Occupied
Includes SBA
Owner-occupied commercial real estate totaled $1.27 billion as of 12/31/2010
Decreased by $212 million during 2010, a 14% decline
Concentration was 23% of gross loans at 12/31/2010
6% of owner-occupied CRE loans were non-performing at 12/31/2010
SBA loans are $112 million, or 9% of total owner-occupied CRE loans at 12/31/2010
Source: Company filings.

CRE OO loan mix by geography CRE OO loan mix by property type
Outstanding balance of $1,268 million at Dec. 31, 2010
(in millions)

Adjusted Pre-Tax, Pre-Provision Income

(1) Management believes that this presentation of non-GAAP results provides useful information to investors regarding the effects of the credit cycle on the Company’s reported results of operations.
(in thousands, unaudited) Year-to-Date
3/31/2010 6/30/2010 9/30/2010 12/31/2010 12/31/2010
Loss before income taxes $84,346 ($53,773) ($48,022) ($38,141) ($55,590)
Provision for credit losses 88,556 70,781 60,892 30,000 250,229
OREO 10,923 17,206 10,456 23,993 62,578
Interest reversal on non-performing loans 23,721 20,711 17,302 15,527 77,261
Charge on prepayment of debt 0 0 0 11,296 11,296
Total
(1)
$207,546 $54,925 $40,628 $42,675 $345,774
For the quarter ended

Sandler O’Neill + Partners
Marina del Rey
March 8, 2011
Ticker: STSA
Spokane, Washington
www.sterlingfinancialcorporation-spokane.com
Investor Contacts
Patrick Rusnak David Brukardt
Chief Financial Officer EVP/Investor and Corporate Relations
(509) 458-3711 (509) 863-5423
patrick.rusnak@sterlingsavings.com david.brukardt@sterlingsavings.com
Daniel G. Byrne Media Contact
EVP/Corporate Development Cara Coon
(509) 458-3711 VP/Communications and Public Affairs Director
dan.byrne@sterlingsavings.com (509) 626-5348
cara.coon@sterlingsavings.com